UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2007

INTERNATIONAL RECTIFIER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-7935 (Commission File Number)	95-1528961 (I.R.S. Employer Identification No.)
233 Kansas Street El Segundo, California (Address of principal executive offices)		90245 (Zip Code)

(310) 726-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

                International Rectifier Corporation (the “Company”) previously reported that it and certain of its affiliates entered into agreements for the sale of the Company’s Power Control Systems (“PCS”) business to Vishay Intertechnology, Inc., a Delaware corporation (“Vishay”).

                On January 24, 2007, the Company and Vishay issued press releases announcing that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 with respect to the sale has expired and that Vishay and IR have mutually agreed to a closing by April 1, 2007.  Previously, the projected date for closing was February 26, 2007.  The agreements remain subject to customary closing conditions.

                A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

Exhibit Number	Document Description
99.1	Press release dated January 24, 2007 issued by International Rectifier Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL RECTIFIER CORPORATION
Date: January 24, 2007	By	/s/ Donald R. Dancer
Donald R. Dancer, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Document Description
99.1	Press release dated January 24, 2007 issued by International Rectifier Corporation